                                                                   Exhibit 10.53

                             OFFICER'S CERTIFICATE

     I, the undersigned, do hereby certify and represent that:

     1. I am the duly elected Executive VP, Senior Business and Finance Officer of deCODE genetics, Inc., a Delaware Corporation.

     2. Pursuant to Rule 306(a) of Regulation S-T, the Power of Attorney, dated October 10, 2000, which is attached as part of exhibit 10.53, to deCODE genetics, Inc.'s Annual Report on Form 10-K is a fair and accurate English translation of a document prepared in the Icelandic language.

     IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Executive VP, Senior Business and Finance Officer of deCODE genetics, Inc. on this 15 day of March, 2001.

                                        By:    /s/ Hannes P. Smarason
                                               ---------------------------------
                                        Name:  Hannes P. Smarason
                                        Title: Executive VP, Senior Business and
                                               Finance Officer

                                                                   Exhibit 10.53

                                      STOCK
                               PURCHASE AGREEMENT


     1. Islensk erfoagreining ehf., Lynghals 1, 110 Reykjavik, Iceland, an Icelandic private limited company, hereinafter referred to as "PURCHASER", a subsidiary of deCODE genetics, Inc. ("deCODE") registered in Delaware, USA, with a principle offices at Lynghals 1, 110 Reykjavik, for the purpose of this Agreement represented by its sole board member Kari Stefansson;

     2. KACE TRADERS LTD. a company under the laws of Cyprus, Arcimidous, 24A, Egkomi, D.C. 2411, Nicosa, Cyprus, for the purpose of this Agreement represented by Gunnar Sturluson, hereinafter referred to as "VENDOR";

     3. THE "FOUNDERS". Mr. Einar Stefansson, Idno. 190552-2769, Fjaroarasi 13, 110 Reykjavik, and Mr. Thorsteinn Loftsson, Idno. 010350-7519, Sorlaskjoli 44, 107 Reykjavik;


WHEREAS:

     1. Vendor is the owner of 64.32% of the shares ('the sold Shares') in CYCLOPS EHF., Idno. 420394-2259, the nominal value being ISK 338,000 a private limited liability company under Icelandic law, "THE COMPANY", each share with a par value of 1 ISK. Nominal value of all outstanding shares of the company is ISK 525,500.

     2. Purchaser wishes to purchase the sold Shares and Vendor wishes to sell the same;

     3. Whereas the Company itself is the owner of shares of nominal value of ISK 11.983.

     4. The "FOUNDERS" have entered into a contractual relationship Mr. Stefansson with the Purchaser for employment and Mr. Loftsson with the Company for employment;


HAVE AGREED AS FOLLOWS:

                                    ARTICLE 1
                               CONTRACT DOCUMENTS

The following documents are annexed to this agreement and shall be included as contractual documents forming the relationship between the parties:


     1.   The annual accounts 1999 for the Company.

     2.   Preliminary financial statement for year 2000.

                                    ARTICLE 2
                               PURCHASE OF SHARES

     1. Subject to the terms and conditions hereof Vendor sells to the Purchaser, and the Purchaser buys and accepts from the Vendor the following shares: 64,32% of the share capital of the Company. The nominal value of the sold Shares is ISK 338,000.

     2. At the closing of this Agreement, all outstanding options, warrants and other rights to purchase capital stock of the Company (whether or not then exercisable) shall be terminated. Purchaser is purchasing the remaining shares in the Company from an unrelated third party shareholder at the time of the closing of this purchase.


                                    ARTICLE 3
                                 PURCHASE PRICE

     1. Purchaser and Vendor declare that the purchase and sale of the Shares is effected in return for 110,000 (one hundred and ten thousand) assigned Common Stock shares in deCODE genetics, Inc. (the "deCODE SHARES"), assigned for the benefit of the Vendor. A portion of the deCODE shares are subject to a repurchase option pursuant to the terms and conditions set forth on Joint Escrow Agreement Appendix 1.



                                    ARTICLE 4
                        THE COMPANY'S ANNUAL ACCOUNTS

          Except for any changes mentioned in this agreement the balance sheet of the Company's Annual Accounts for 1999 has not changed in the period between 31 December 1999 and the date of this agreement.


                                    ARTICLE 5
                              CONDITIONS PRECIDENT

     1. The closing of the Transaction is contingent on satisfaction of the following conditions:

          The Founders will continue to work for the Company and the Purchaser and are in agreement with the Purchaser on the terms thereof.
          The Founders will terminate their preemptive rights to purchasing stock of the Company which become effective at this transaction and also at the purchase, by the Purchaser, of the minority shares from a third party on behalf of the company and on their own behalf.

     2. Vendor hereby represents and warrants against the Purchaser as follows:

          (a)  The Company at present owns 3 patents and 4 patent applications:

               1. Thorsteinn Loftsson, "Cyclodextrin/drug complexation", U.S. Patent No.: 5,324,718 (June 28, 1994).

               2. Thorsteinn Loftsson, "Cyclodextrin complexation", European Patent No.: 0579435 (March 17, 1999).

               3. Thorsteinn Loftsson, "Cyklodextrinflettun", Icelandic Patent Application No.: 4049 (July 8, 1993).

               4. Thorsteinn Loftsson, "Cyclodextrin Complexation", U.S. Patent No. 5,472,954 (December 5, 1995).

               5. Thorsteinn Loftsson, "Cyclodextrin Complexation", Singapore Patent Application No. 9607266-5 (1996).

               6. Thorsteinn Loftsson, Mar Masson and Einar Stefansson, "High-Energy Cyclodextrin Complexes", U.S. Provisional Patent Application No. 60/075,544 (Filed: February 23, 1998) U.S. Patent Application No. (Filed February 16, 1999).

               7.   Thorsteinn Loftsson, Mar Masson and Einar
                    Stefansson, "High-Energy Cyclodextrin Complexes", PCT Application No.: PCT/IS99/00003 (Filed February 16, 1999).


         (b) The company at present owns: All other patents and/or patent applications that have been filed or will be filed, claiming priority from the patents/patent applications listed in a) and the subject matter claimed therein.

         (c)      The Company is presently in negotiations with:
                  AstraZeneca, Inc.,
                  Procter&Gamble, Inc.
                  Merck Co., Inc.;
                  for upcoming projects in connection with cyclodextrin.

         (d) The Company has not aggregate liabilities outside the balance sheet of the Company's Annual accounts 1999, and preliminary financial statement for 2000.




                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

     1. The Vendor hereby explicitly and unconditionally guarantees, warrants, represents, undertakes and agrees with the Purchaser that:

     a) Vendor is sole, lawful owner of the Shares sold and transferred under this Stock Purchase Agrement and its representatives signing this Agreement are fully entitled and vested with all required power of authority to transfer the Shares to Purchaser;

     b) The Shares sold and transferred under this deed have been fully paid up and correctly registered at the Icelandic registry of limited companies ("hlutafelagaskra");

     c) The Company is a company properly established and existing and in good standing under Icelandic law, entitled to carry on such business as is described in this Agreement;

     d) The annexed Annual Accounts and preliminary financial statement fairly state the Company's assets and liabilities as of the date hereof and that there are no liabilities, neither actual, contingent or latent, which are not disclosed in those balance sheets, no other liabilities will arise or amounts become due that those connected with the normal day-to-day management of the Company;

     e) There exist no options or other rights under which any person may demand the transfer of one or more of the Shares sold and transferred under this deed;

     f) No person holds any right of lien or any other right to pledge in respect of the Shares sold and transferred under this deed, and no person is entitled to demand that he be granted any such right of lien or other right of pledge and that none of the Shares have been seized;

     g) No registered depository receipts of the Shares sold and transferred under this deed have been issued or assigned;

     h) No person is entitled to demand from the Company that shares in the share capital of the Company be issued to him or to a third party. No person is entitled to options and warrants in the Company except for as specifically disclosed at time of the closing;

     i) Vendor will not and can not make any claims whatsoever vis-a-vis the Company regarding the payments of a final or interim dividend over past financial years or over the current financial year;

     j) No resolutions or decisions exist, having been made by the general meeting of shareholders or any other body of the Company before the above transfer balance sheet date, which have not yet been executed by the effective date of the sale of the Shares;

     k) No legal actions have been taken against the Company at this moment nor are there any grounds known to Vendor or Founders for taking legal action against the Company;

     l) No legal actions have been taken by the Public Prosecutor for the dissolution of the Company;

     m) All obligations concerning any tax law and/or social security law have been complied with, that no liabilities concerning tax law and/or social security laws exist, except those disclosed in the attached balance sheet, as per the effective date of the sale of the Shares, and thus further the Company has conformed to obligations concerning any other legal provisions;



                                    ARTICLE 7
                           PREFERENCE PURCHASE RIGHTS

          Vendor declares that, in as far there are preference purchase rights, such as preemptive rights, concerning the transfer of the Shares sold and transferred by this deed, which preference rights are based on the rule prohibiting the sale of the Shares in the articles of association, this prohibiting rule will not be applicable.
          Vendor declares that no third party consent is needed for the transfer of the ownership of shares to take place from Vendor to Purchaser.

                                    ARTICLE 8
                                  DUE DILIGENCE

          Purchaser has performed due diligence on the operations, condition and affairs of the Company as he deems appropriate.


                                    ARTICLE 9
                                 NON-DISCLOSURE

          Each party will keep confidential and will not use or disclose to unauthorized third parties, and will cause its representatives and authorized third parties to whom disclosure is made to keep confidential and not use or disclose, (except in connection with evaluating and implementing the Transaction) all confidential information obtained from the other as a result of its review and investigation of the other in connection with the Transaction.



                                   ARTICLE 10
                            VENUE AND APPLICAPLE LAW

          In as far as parties have a free choice of law the validity construction and performance of this agreement will be governed by the laws of Iceland and all disputes arising out of or in connection with this agreement will be brought before the competent Court in Iceland.



Thus made, in fourfold drawn up and signed in Reykjavik, on 8 November, 2000.

                               For the Purchaser:

                              /s/ Kari Stefansson
                             ----------------------
                                 Kari Stefansson


                                 for the Vendor:

                              /s/ Gunnar Sturluson
                             ----------------------
                                Gunnar Sturluson


                                  the Founders:

                              /s/ Einar Stefansson
                             ----------------------
                                Einar Stefansson


                            /s/ Thorsteinn Loftsson
                            -----------------------
                              Thorsteinn Loftsson

                     Consent on the behalf of deCODE, Inc.,
                           to issue the deCODE shares

                              /s/ Kari Stefansson
                          ---------------------------



LEGALIZATION OF SIGNATURE

/s/ illegible

080263-2289
                                                                               6

                                   Attachments

                          to a STOCK PURCHASE AGREEMENT
                       BETWEEN ISLENSK ERFDAGREINING EHF.
                                KACE traders Ltd.
                              dated 8 November 2000
                  about the purchase of shares in Cyclops ehf.
                               ("the Transaction")


APPENDIX 1
Joint Escrow Agreement and Instructions on the Issuance and delivery of the deCODE shares

APPENDIX 2
Net royalty payment agreement

APPENDIX 3
Warranties and Representations of Founders

ATTACHMENTS
to a STOCK PURCHASE AGREEMENT
BETWEEN ISLENSK ERFDAGREINING EHF.
KACE traders Ltd.
dated 8 November 2000
about the purchase of shares in Cyclops ehf.
("the Transaction")

APPENDIX 1 - JOINT ESCROW AGREEMENT AND INSTRUCTIONS ON THE ISSUANCE AND DELIVERY OF deCODE SHARES

APPENDIX 1

                             JOINT ESCROW AGREEMENT
                               AND INSTRUCTIONS ON
                          THE ISSUANCE AND DELIVERY OF
                                  deCODE SHARES

AMONG:            The parties to the Stock Purchase Agreement
                  (deCODE, Vendor and the Founders);

                  and

                  Kari Stefansson, Secretary of deCODE,
                  as Escrow Agent


WHEREAS:

         A. Following the Transaction, the Founders have agreed to continue to provide services to deCODE and/or the Company, Mr. Stefansson as an employee of the Purchaser and Mr. Loftsson as an employee of the Company, for a period of at leat four years after the closing of the Transaction.

         B. A portion of the consideration being provided to Vendor in the form of deCODE shares in consideration for the Shares of the Company are being provided as compensation for these services to be provided by the Founders.

         C. Therefore, the Vendor and the Purchaser have agreed that such portion of the deCODE shares will be held in escrow and subject to repurchase by deCODE in the event that either of the Founders fails to continue to provide services to deCODE or the Company during such four year period for any reason (other than death).

         NOW, THEREFORE, the parties have agreed as follows:

     1. 80.000 of the deCODE shares will unconditionally be delivered to the Vendor at the closing of the Transaction under the Agreement.

     2. 30.000 of the deCODE shares being issued to the Vendor at the closing of the Transaction pursuant to the Agreement will be subject to the repurchase option by deCODE as described below (the "Repurchase Option"):

         (a) In the event that either of the Founders cease to provide services to deCODE as a result of termination of a Founder's employment or consulting arrangement by either party for any reason (except as a result of death of a Founder), deCODE shall have the right to exercise its Repurchase Option. deCODE may, by exercising its Repurchase Option at any time within ninety (90) business days after said cessation or such longer period as may be determined by deCODE if such later repurchase is deemed necessary by deCODE for treatment of its stock as Qualified Small Business Stock under

         Section 1202 of the Internal Revenue Code of 1986, as amended and regulations promulgated thereunder, repurchase from the Vendor at the par value per share of such deCODE shares (the "Repurchase Price"), up to but not exceeding the number of deCODE shares which have not vested under the provisions of paragraph (b) below. As used herein, employment and consulting arrangement with deCODE shall include employment or a consulting arrangement with a "parent" or "subsidiary" of deCODE as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended.

         (b) The right of deCODE to exercise its Repurchase Option as to the maximum portion of the deCODE shares specified in the event of termination shall be by reference to the following schedule:

                  (1) 7,500 of the deCODE shares issued to the Vendor shall vest on the first anniversary of the closing of the Transaction under the Agreement; and

                  (2) 7,500 of the deCODE shares issued to the Vendor shall vest on the second anniversary of the closing of the Transaction under the Agreement; and

                  (3) 7,500 of the deCODE shares issued to the Vendor shall vest on the third anniversary of the closing of the Transaction under the Agreement; and

                  (4) 7,500 of the deCODE shares issued to the Vendor shall vest on the fourth anniversary of the closing of the Transaction under the Agreement.

         (c) Nothing in this Annex shall affect in any manner whatsoever the right or power of deCODE (or a parent or subsidiary of deCODE) to terminate either Founder's employment or consulting arrangement.

         (d) The Repurchase Option shall be exercised by written notice signed by an officer of deCODE and delivered or mailed to Vendor, the Founders and the Escrow Agent at their respective addresses set forth in the Agreement or such other address as may be provided by such party from time to time. Such notice shall identify the number of deCODE shares to be purchased and shall notify the Vendor and the Founders of the time, place and date for settlement of such purchase, which shall be scheduled by deCODE within one hundred fifty (150) business days from the date of cessation of the employment or consulting arrangment.

         (e) If, from time to time during the term of the Repurchase Option:

                  (1) There is any stock dividend or other distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of deCODE genetics, Inc.; or

                  (2) There is any consolidation, merger or sale of all, or substantially all of the assets of deCODE genetics, Inc.;

         then, in such event, any and all new, substituted or additional securities or other property to which the Vendor is entitled by reason of its ownership of the deCODE shares which are subject to the Repurchase Option shall be immediately subject to the Repurchase Option with the same force and effect as the deCODE shares presently subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of deCODE shares upon exercise of the Repurchase Option shall be appropriately adjusted.

         Upon the occurrence of any event specified in clause (b) above, the Repurchase Option may be assigned to any successor to deCODE, and the Repurchase Option shall apply if either of the Founders does not become or shall cease for any reason to be employed by or have a consulting arrangement with such successor (or its parent or subsidiaries). In such case, the references herein to "deCODE" shall be deemed to refer to such successor.

     3. As security for the performance of the terms of the Repurchase Option by Vendor and the Founders, and to insure the availability for delivery of the deCODE shares subject to the Repurchase Option upon exercise of the Repurchase Option provided for above, the Vendor agrees, at the closing or the Transaction, to deliver to and deposit with the Secretary of deCODE ("Escrow Agent"), as Escrow Agent in the Transaction, three stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with a certificate or certificates evidencing all of the deCODE shares subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the following instructions:

         (a) In the event deCODE provides notice of its exercise of the Repurchase Option, deCODE, Vendor and the Founders hereby irrevocably authorize and direct the Escrow Agent to close the transaction contemplated by such notice in accordance with the terms of said notice, and to (i) date the stock assignments necessary for the transfer in question, (ii) fill in the number of shares being transferred, and (iii) deliver the same, together with the certificate evidencing the deCODE shares to be transferred, to deCODE against the simultaneous delivery to Vendor of the Option Price for the number of deCODE shares being purchased pursuant to the exercise of the Repurchase Option.

         (b) Vendor and the Founders: (i) irrevocably authorize deCODE to deposit with Escrow Agent any certificates evidencing deCODE shares to be held by Escrow Agent and any additions and substitutions to said shares as specified herein, and (ii) hereby irrevocably appoints Escrow Agent as attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated.

         (c) Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonable believed by Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be personally liable for any act he may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Vendor or Founders while acting in good faith and in the exercise of good judgment, and any act done or omitted by Escrow Agent pursuant to the advice of his own attorneys shall be conclusive evidence of such good faith. Escrow Agent is authorized to disregard any and all warnings given by any of the parties or by any other person or corporation, excepting only orders or process of courts of law, and is authorized to comply with and obey orders, judgments or decrees of any court, in which case Escrow Agent shall not be liable to any of the parties or to any other person or entity by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     4. Subject to provisions of paragraph 3 above, the Vendor shall exercise all rights and privileges of a shareholder of deCODE with respect to the deCODE shares.

     5. Paragraphs 2 and 3 above shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.

     6. The Vendor and the Founders shall reimburse deCODE for all costs incurred by deCODE in enforcing the performance of, or protecting its rights under, the Repurchase Option, including reasonable costs of investigation and attorney's fees. It is the intention of the parties that deCODE, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of the Repurchase Option, shall be entitled to receive the deCODE shares, in specie, in order to have such deCODE shares available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate deCODE for the deCODE shares and that deCODE shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said deCODE shares.

     7. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier, or three (3) days after deposit with the local postal service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled to such notice at the addresses set forth for each of deCODE, the Vendor and the Founders at the beginning of the Stock Purchase Agreement and, with respect to the Escrow Agent, to Kari Stefansson, Escrow Agent, at the address for deCODE, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

     8. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     9. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state.


     ISLENSK ERFOAGREINING EHF.             ESCROW AGENT


     By: /s/ Kari Stefansson                /s/ Kari Stefansson
        --------------------------------    ------------------------------------
          Kari Stefansson, sole director         Kari Stefansson
                                                 Secretary of deCODE

     KACE TRADERS LTD.                      FOUNDERS


     By: /s/ Gunnar Sturluson               /s/ Einar Stefansson
        --------------------------------    ------------------------------------
          Gunnar Sturluson                       Einar Stefansson

     8 November 2000

                                            /s/ Thorsteinn Loftsson
                                            ------------------------------------
                                                 Thorsteinn Loftsson

                                  ATTACHMENT A

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, KACE traders Ltd., hereby sells, assigns, and transfers unto deCODE genetics, Inc. a Delaware corporation (the "Company"), pursuant to the Repurchase Option under that certain Stock Purchase Agreement, dated 8 November, 2000, by and between the undersigned and the Company (the
"Agreement"),        shares of Common Stock of the Company standing in the
undersigned's name on the books of the Company represented by Certificate
No.        and does hereby irrevocably constitute and appoint the Company's
Secretary attorney to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Repurchase Option under the Agreement.


Dated: 20, December 2000                 /s/ Gunnar Sturluson
      ------------------------------     --------------------------------------
                                         (Signature)

                                                  KACE traders Ltd.
                                         --------------------------------------
                                         (Print Name)

                                  STOCK POWER

     FOR VALUE RECEIVED, ______________________________________________________
hereby sells, assigns and transfers unto ______________________________________
_______________________________ Shares of the common stock of deCODE genetics, Inc. standing in my name on the books of said Corporation represented by Certificate(s) No(s) ______________________________________ and does hereby irrevocably constitute and appoint ____________________________________
attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated____________________________

                                   For KACE Traders

                                   /s/ Gunnar Sturluson
                                   ______________________________________
                                   (This signature must be identical to the
                                   name as written on the face of the
                                   certificate)

                                  STOCK POWER

     FOR VALUE RECEIVED, ______________________________________________________
hereby sells, assigns and transfers unto ______________________________________
_______________________________ Shares of the common stock of deCODE genetics, Inc. standing in my name on the books of said Corporation represented by Certificate(s) No(s) ______________________________________ and does hereby irrevocably constitute and appoint ____________________________________
attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated____________________________

                                   For KACE Traders

                                   /s/ Gunnar Sturluson
                                   ______________________________________
                                   (This signature must be identical to the
                                   name as written on the face of the
                                   certificate)

                                  STOCK POWER

     FOR VALUE RECEIVED, ______________________________________________________
hereby sells, assigns and transfers unto ______________________________________
_______________________________ Shares of the common stock of deCODE genetics, Inc. standing in my name on the books of said Corporation represented by Certificate(s) No(s) ______________________________________ and does hereby irrevocably constitute and appoint ____________________________________
attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated____________________________

                                   For KACE Traders

                                   /s/ Gunnar Sturluson
                                   ______________________________________
                                   (This signature must be identical to the
                                   name as written on the face of the
                                   certificate)

                                   APPENDIX 2
                          to a STOCK PURCHASE AGREEMENT
                       BETWEEN ISLENSK ERFDAGREINING EHF.
                                KACE traders Ltd.
                              dated 8 November 2000
                  about the purchase of shares in Cyclops ehf.
                               ("the Transaction")

WHEREAS:


     A. Following the Transaction, the Founders have agreed to continue to provide services to deCODE and/or the Company, Mr. Stefansson as an employee of the Purchaser and Mr. Loftsson as an employee of the Company and the Purchaser would like to aknowlegde the existence of certain R&D projects they have contributed to as of the date of the signing of this agreement and as a result of certain ongoing projects the Purchaser has agreed to a following additional payment.

     B. The Vendor shall receive: 30% of all net royalties from the ongoing R&D projects of Cyclops ehf. with Merck Co. (Carbonic Anhydrase Inhibitors) and Procter & Gamble (Triclosan in oral care products). Net royalties to be defined as gross income less attributable out of pocked expenses (or payments) such as for example translation, patent applications, infringement expenses, annual fees, costs for outside consultants and other direct expenses connected with the patents. All the expenses for such patents shall have been fully paid before any payments are made to the Vendor.)

8 November 2000.

For the Vendor:
/s/ Gunnar Sturluson
-----------------------------

For the Purhaser:
/s/ Tanya Zharov
-----------------------------
Tanya Zharov
signing on the basis of a written Power of Attorney.

The Founders:
/s/ Einar Stefansson
-----------------------------
Einar Stefansson

/s/ Thorsteinn Loftsson
-----------------------------
Thorsteinn Loftsson


LEGALIZATION OF SIGNATURES:

    /s/ Illegible

080263-2289

                                   APPENDIX 3
                          to a STOCK PURCHASE AGREEMENT
                       BETWEEN ISLENSK ERFDAGREINING EHF.
                                KACE traders Ltd.
                              dated 8 November 2000
                  about the purchase of shares in Cyclops ehf.
                               ("the Transaction")


                         REPRESENTATIONS AND WARRANTIES
                                   OF FOUNDERS


     1. Islensk erfoagreining ehf., Lynghals 1, 110 Reykjavik, Iceland, an Icelandic private limited company, hereinafter referred to as "PURCHASER" a subsidiary of deCODE genetics, Inc. ("deCODE") Delaware, USA, for the purpose of this Agreement represented by its sole board member Kari Stefansson

     2. KACE TRADERS LTD. a company under the laws of Cyprus, Arcimidous, 24A, Egkomi, D.C. 2411, Nicosa, Cyprus, for the purpose of this Agreement represented by Einar Stefansson and Thorsteinn Loftsson, the majority of directors, hereinafter referred to as `VENDOR';

     3. THE "FOUNDERS". Mr. Einar Stefansson, Idno. 190552-2769, Fjaroarasi 13, 110 Reykjavik, and Mr. Thorsteinn Loftsson, Idno. 010350-7519, Sorlaskjoli 44, 107 Reykjavik;


WHEREAS:

     1. Vendor is the owner of 64,32% of the shares (`the sold Shares') in CYCLOPS EHF., Idno. 420394-2259, the nominal value being ISK 338.000, a private limited liability company under Icelandic law, "THE COMPANY", each share with a par value of 1 ISK. Nominal value of all outstanding shares of the Company is ISK 525,500.

     2. Purchaser wishes to purchase the sold Shares and Vendor wishes to sell the same and have today entered into a Stock Purchase Agreement for the sold Shares;

     3.  The Company itself is the owner of shares of nominal value of ISK
         11.983.

     4. The "FOUNDERS" were the owners of the sold shares and the controlling majority shareholders of the Company, but recently conveyed them to the Vendor as a part of this transaction. The Purchaser therefore has requested the following representations and warranties from the Founders personally;

THE FOUNDERS HEREBY WARRANT AND REPRESENT THE FOLLOWING:


                                    ARTICLE 1
                          THE COMPANY'S ANNUAL ACCOUNTS

         Except for any changes mentioned in this agreement the balance sheet of the Company's Annual Accounts for 1999 has not changed in the period between 31 December 1999 and the date of this agreement.


                                    ARTICLE 2
                                  CONTINGENCIES

     1. The closing of the Transaction is contingent on satisfaction of the following conditions:

         The Founders will continue to work for the Company and for the Purchaser are in agreement with the Purchaser on the terms thereof.

         The Founders will terminate their preemptive rights to purchasing stock of the Company which become effective at this transaction and also at the purchase, by the Purchaser, of the minority shares from a third party on behalf of the Company and on their own behalf.

     2. Founders hereby represent and warrants against the Purchaser as follows:

            (a) The Company at present owns 3 patents and 4 patent applications:

               1. Thorsteinn Loftsson, "Cyclodextrin/drug complexation", U.S.
                  Patent No.: 5,324,718 (June 28, 1994).

               2. Thorsteinn Loftsson, "Cyclodextrin complexation", European
                  Patent No.: 0579435 (March 17, 1999).

               3. Thorsteinn Loftsson, "Cyklodextrinflettun", Icelandic Patent
                  Application No.: 4049 (July 8, 1993).

               4. Thorsteinn Loftsson, "Cyclodextrin Complexation", U.S. Patent
                  No. 5,472,954 (December 5, 1995).

               5. Thorsteinn Loftsson, "Cyclodextrin Complexation", Singapore
                  Patent Application No. 9607266-5 (1996).

               6. Thorsteinn Loftsson, Mar Masson and Einar Stefansson,
                  "High-Energy Cyclodextrin Complexes", U.S. Provisional Patent Application No. 60/075,544 (Filed: February 23, 1998) U.S. Patent Application No. (Filed February 16, 1999).

               7. Thorsteinn Loftsson, Mar Masson and Einar Stefansson,
                  "High-Energy Cyclodextrin Complexes", PCT Application No.:
                  PCT/IS99/00003 (Filed February 16, 1999).


            (b) The company at present owns: All other patents and/or patent applications that have been filed or will be filed, claiming priority from the patents/patent applications listed in a) and the subject matter claimed therein.

            (c)   The Company is presently in negotiations with:
                  AstraZeneca, Inc.,
                  Procter&Gamble, Inc.
                  Merck Co., Inc.;
                  for upcoming projects in connection with cyclodextrin.

            (d) The Company has no aggregate liabilities outside the balance sheet of the Company's Annual accounts 1999, and preliminary financial statement for 2000.

            (e) To the best knowledge of the Founders: (i) the Intellectual Property does not infringe on the intellectual property of any third party, (ii) no third party is infringing on any of the Intellectual Property or claiming any ownership interest in any of the Intellectual roperty, and (iii) no officer, director or employee of the Company has disclosed any of the Intellectual Property to any third party without appropriate confidentiality obligations.

            (f) The founders warrant and represent that all Intellectual Property rights to the patents and patent applications listed in (a) and (b) is held by the Company and not by them personally.



                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     1. The Founders hereby explicitly and unconditionally guarantee, warrant, represent, undertake and agree with the Purchaser that:

     a) Vendor is sole, lawful owner of the Shares sold and transferred under this Stock Purchase Agrement and its representatives signing this Agreement are fully entitled and vested with all required power of authority to transfer the Shares to Purchaser;

     b) The Shares sold and transferred under this deed have been fully paid up and correctly registered at the Icelandic registry of limited companies ("hlutafelagaskra");

     c) The Company is a company properly established and existing and in good standing under Icelandic law, entitled to carry on such business as is described in this Agreement;

     d) The annexed Annual Accounts and preliminary financial statement fairly state the Company's assets and liabilities as of the date hereof and that there are no liabilities, neither actual, contingent or latent, which are not disclosed in those balance sheets, no other liabilities will arise or amounts become due that those connected with the normal day-to-day management of the Company;

     e) There exist no options or other rights under which any person may demand the transfer of one or more of the Shares sold and transferred under this deed;

     f) No person holds any right of lien or any other right to pledge in respect of the Shares sold and transferred under this deed, and no person is entitled to demand that he be granted any such right of lien or other right of pledge and that none of the Shares have been seized;

     g) No registered depository receipts of the Shares sold and transferred under this deed have been issued or assigned;

     h) No person is entitled to demand from the Company that shares in the share capital of the Company be issued to him or to a third party. No person is entitled to options, warrants or other rights to company shares except for as specifically disclosed at time of the closing;

     i) Vendor will not and can not make any claims whatsoever vis-a-vis the Company regarding the payments of a final or interim dividend over past financial years or over the current financial year;

     j) No resolutions or decisions exist, having been made by the general meeting of shareholders or any other body of the Company before the above transfer balance sheet date, which have not yet been executed by the effective date of the sale of the Shares;

     k) No legal actions have been taken against the Company at this moment nor are there any grounds known to Vendor or Founders for taking legal action against the Company;

     l) No legal actions have been taken by the Public Prosecutor for the dissolution of the Company;

     m) All obligations concerning any tax law and/or social security law have been complied with, that no liabilities concerning tax law and/or social security laws exist, except those disclosed in the attached balance sheet, as per the effective date of the sale of the Shares, and thus further the Company has conformed to obligations concerning any other legal provisions;



                                    ARTICLE 4
                           PREFERENCE PURCHASE RIGHTS

         The Founders declare that, in as far there are preference purchase rights, such as preemptive rights, concerning the transfer of the Shares sold and transferred by either the Stock Purchase Agreement between Purchaser and Vendor or between themselves and Vendor, which preference rights are based on the rule prohibiting the sale of the Shares in the articles of association, they warrant and represent that this prohibiting rule will not be applicable.

         The Founders declares that no third party consent is needed for the transfer of the ownership shares to take place from Vendor to Purchaser.




                                    ARTICLE 5
                                 NON-DISCLOSURE

         The Founders will keep confidential and will not use or disclose to unauthorized third parties, and will cause its representatives and authorized third parties to whom disclosure is made to keep confidential and not use or disclose, (except in connection with evaluating and implementing the Transaction) all confidential information obtained from the other as a result of its review and investigation of the other in connection with the Transaction.


                                    ARTICLE 6
                            VENUE AND APPLICAPLE LAW

         In as far as parties have a free choice of law the validity construction and performance of this agreement will be governed by the laws of Iceland and all disputes arising out of or in connection with this agreement will be brought before the competent Court in Iceland.


Thus made, in fourfold drawn up and signed in Reykjavik, on 8 November, 2000.

                               For the Purchaser:

                              /s/ Kari Stefansson
                             ---------------------
                                 Kari Stefansson


                                  The Founders:

                              /s/ Einar Stefansson
                             ----------------------
                                Einar Stefansson

                            /s/ Thorsteinn Loftsson
                           -------------------------
                              Thorsteinn Loftsson


LEGALIZATION OF SIGNATURE

Seen for legalization of the signature of Mr. Einar Stefansson, and Mr. Porsteinn Loftsson residing in Reykjavik, Iceland, by me, Gunnar Sturluson, Supreme Court Attorney, practising in Reykjavik, Iceland, on this day, the 8 November 2000.

/s/ Gunnar Sturluson

                               POWER OF ATTORNEY



I, the undersigned, Kari Stefansson, Id. No. 060449-3849, CEO and the sole Member of the Board of Directors of Islensk Erfoagreining ehf., and CEO of deCODE genetics, Inc. hereby grant to Helga Tatjana Zharov, Attorney at Law, Id. No. 080966-4749, domiciled at Granaskjol 16, 107 Reykjavik, full and unlimited power of attorney to sign on behalf of the company documents pertaining to the purchase by the company of a 100% share in the company Cyclops ehf. This power of attorney also covers the signing of the purchase agreement, conveyance of title and all other documents relating to the said purchase including the signing of a confirmation of the issue of shares in deCODE in payment for the purchase.

     Her signature on these documents shall be the equivalent of my own.


                                                      Reykjavik, 10 October 2000


/s/ Kari Stefansson
----------------------

Witnesses to the correct signature,
date and legal competence:

/s/ Hannes Por Smarason         Id. No.  251167-3389
---------------------------             -------------

/s/ Edward Mcneil Farmer        Id. No.  010568-2349
----------------------------            -------------


Reykjavik 13 March 2001
CERTIFIED TRANSLATION
Jon Skaptason

/s/ Jon Skaptason

                              KACE TRADERS LIMITED

                             MINUTES OF THE MEETING
                           OF THE BOARD OF DIRECTORS
                    HELD ON THE 26TH OCTOBER 2000 AT 9 A.M.
                    AT THE REGISTERED OFFICE OF THE COMPANY
                              IN NICOSIA - CYPRUS

--------------------------------------------------------------------------------

Present:  NAIRY MERHEJE                 -        Director

          BEDROS DER ARAKELIAN          -        Director

          DORINA PAPAKYRIACOU
          for ARAKEL SERVICES LTD       -        Secretary
--------------------------------------------------------------------------------

Mrs. Nairy Merheje acted as the Chairman of the meeting and Mrs. Dorina Papakyriacou as Secretary thereof. The Chairman ascertained that there was a quorum in accordance with the Company's Articles of Association, called the meeting to order and said that the meeting had been called for the purpose of appointing the below mentioned as representative and lawful Attorney of the Company.

MR. GUNNAR STURLUSON

ID No. 170767-4119
of Reykjavik, Iceland

After discussion and upon motion duly made, seconded and unanimously carried, it was resolved as follows:

                                 "RESOLUTIONS

1. That MR. GUNNAR STURLUSON ID No. 170767-4119 of Reykjavik, Iceland, be and is hereby appointed the lawful attorney of the Company in order to act on behalf of the Company in any matters to do with the operations of the Company anywhere in the world and to sign and/or execute any documents whatsoever on behalf of the Company.

2. That a special Power of Attorney in the terms of the draft presented to the meeting and approved, be issued to the above mentioned, such Power of Attorney to be executed by a Director and the Secretary of the Company."

There being no further matters for discussion the meeting was adjourned at 10:00 a.m.



/s/ NAIRY MERHEJE                         /s/ DORINA PAPAKYRIACOU
-----------------------                   ----------------------------
NAIRY MERHEJE                             DORINA PAPAKYRIACOU
Chairman/Director                         Secretary
                                          for ARAKEL SERVICES LTD.